Consolidated Statements of Operations - USD ($)	3 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Revenue
Mobile	$ 51,692	$ 30,956
Software	4,169	12,422
Software maintenance and consulting	88,753	118,523
Total revenue	144,614	161,901
Operating expenses
Cost of revenue	4,859	25,514
Selling, general and administrative	171,082	252,494
Research and development	63,697	119,706
Total operating expenses	239,638	397,714
Income (loss) from operations	(95,024)	(235,813)
Other income (expense):
Gain on disposition of assets
Other expense	(383)	(185)
Interest income , net	4,828	14,161
Total other income	4,445	13,976
Income (loss) before income taxes	(90,579)	(221,837)
Income tax benefit	$ 19,150	$ 61,871
Net income	$ (71,429)	$ (159,966)
Basic and diluted income per share	$ (1.000)	$ (0.001)
Weighted average number of shares outstanding	157,809,851	146,812,566